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Anchor National Life                        New Business Documents          New Business Documents
Insurance Company                           with checks:                    without checks:
1 Sun America Center                        P. O. Box 100330                P. O. Box 54299
Los Angeles, CA   90067-6022                Pasadena, CA  91189-0001        Los Angeles, CA   90054-0299

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PARTICIPANT ENROLLMENT FORM                                                                    ANG-504 (12/97)
DO NOT USE HIGHLIGHTER.  Please print or type.

A. PARTICIPANT    / /Mr.   / /Mrs.  / /Ms.  / /Miss  / /Dr.   / /Sr.   / /Jr.

                  ____________________________________________________________________________________________
                  LAST NAME/CUSTODIAN/TRUST/PLAN NAME                  FIRST NAME               MIDDLE INITIAL
                  ____________________________________________________________________________________________
                  STREET ADDRESS                         CITY                  STATE          ZIP CODE

                  MO        DAY         YR.    / /M    / /F
                  __________________________   _____________  __________________________   (____)______________
                  DATE OF BIRTH                     SEX       SOC. SEC. OR TAX ID NUMBER   TELEPHONE NUMBER

JOINT             ____________________________________________________________________________________________
PARTICIPANT       LAST NAME                            FIRST NAME                   MIDDLE INITIAL
(If applicable
must be spouse    MO        DAY         YR.    / /M    / /F
of Participant)   __________________________   _____________  ________________________________________________
                  DATE OF BIRTH                     SEX       SOCIAL SECURITY OR TAX ID NUMBER

B. ANNUITANT      / /Mr.   / /Mrs.          / /Ms.   / /Miss  / /Dr.   / /Sr.  / /Jr.
(Complete only    ____________________________________________________________________________________________
if different      LAST NAME                           FIRST NAME                   MIDDLE INITIAL
from Participant)
                  ____________________________________________________________________________________________
                  STREET ADDRESS                         CITY                  STATE          ZIP CODE

                  MO        DAY         YR.    / /M    / /F
                  __________________________   _____________  __________________________   (____)_____________
                  DATE OF BIRTH                     SEX       SOC. SEC. OR TAX ID NUMBER   TELEPHONE NUMBER


C. BENEFICIARY                                                                             PRIMARY/CONTINGENT
                  ____________________________________________________________________________________________
                  LAST NAME               FIRST NAME            MIDDLE INITIAL                CIRCLE ONE

                                                                                           PRIMARY/CONTINGENT
                  ____________________________________________________________________________________________
                  LAST NAME               FIRST NAME            MIDDLE INITIAL                CIRCLE ONE

D. TYPE OF        / /   NONQUALIFIED.  If nonqualified, is this a 1035 Exchange?              / / YES  / / NO
   CONTRACT                 Is this a Transfer of Assets (funds to be transferred from a
                            mutual fund, CD, etc.)?                                           / / YES  / / NO
                        If either of the above is yes, please complete a "Request for
                        Transfer or 1035 Exchange" (G-2500NB).

                  / /   QUALIFIED, as indicated below. Is this a direct transfer?             / / YES  / / NO
                        If yes, please complete a "Request for Transfer or 1035 Exchange"
                        (form G-2500NB). An appropriate retirement plan/prototype must be established for purposes of qualified monies

                  / /SEP       / / 403(b)     / / Terminal funding      / / 457 plan     / / 401 retirement plan
                  / /IRA Tax Year_________    / / IRA rollover          / / IRA transfer / /Other_________________
                                                                                                   PLEASE SPECIFY
E. ANNUITY DATE   MO.   DAY   YR.     Date annuity payments begin.  (Must be at least 2 years after the Certificate
                  _________________   Date. Maximum age is the later of the Participant's Age 90 or 10 years after
                    ANNUITY DATE      Certificate Date. NOTE:  If left blank that date will default to maximum for nonqualified and to 70 1/2  for qualified contracts.)

F. PURCHASE       / /   INITIAL PAYMENT: $_____________________
   PAYMENT(S)           Minimum initial payment is [$5,000]   for nonqualified contracts; [$2,000] for qualified contracts.
                        Payments may be wired or mailed.  Make check payable to Anchor National Life Insurance
                        Company.

                  / /   AUTOMATIC PAYMENTS: $_____________________
                        To establish automatic bank drafts for future payments, include a completed "Automatic
                        Payment Authorization" form (G-2233POS), and a voided check and the initial payment for the policy.

G. SPECIAL        / /   SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal Application"
   FEATURES             form (V-5550SW).

                  / /   AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost
                        Averaging Application" form (V-5551DCA).

                  / /   PRINCIPAL ADVANTAGE:  Check the box at left. In section H, indicate the fixed account desired and specify other allocations as percentages.

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__________________________________________________________________________________________________________________________________

PARTICIPANT ENROLLMENT FORM                                                                                 ANG-504 (12/97) SIDE 2
__________________________________________________________________________________________________________________________________
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H. INVESTMENT         ___________Variable Investment Options__________   _________Fixed Account Options__________
   INSTRUCTIONS                ______  Subaccounts  _________
   (Allocations                ______% Growth Strategy         ______%  6 Month DCA    _____ %  1yr. DCA
   must be                     ______% Moderate Growth
   expressed in                        Strategy                ______%  1 yr.   ______%  3 yr.
   percentages and             ______% Balanced Growth
   total allocations                   Strategy                ______%  5 yr.   ______%  7 yr.   _____%  10 yr.
   must equal 100%)            ______% Conservative
                                       Growth Strategy        (DCA options available only with
                                                               Automatic Dollar Cost Averaging)

I. TELEPHONE            Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below?  / / YES / / NO
   TRANSFERS            (If no election is indicated the Company will default to yes for transfers.)
   AUTHORIZATION        If indicated  above, I authorize the Company to accept  telephone  instructions  for transfers in any amount among subaccounts from anyone providing proper  identification  subject to restrictions and limitations contained in the certificate  and  related  prospectus,  if any.  I  understand  that I bear the  risk of loss in the  event  of a telephone  instruction  not  authorized by me. The Company will not be responsible  for any losses  resulting from unauthorized  transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions,  request personal identification  information before acting upon telephone instructions and send written confirmation  statements of transactions to the address of record.


J. SPECIAL
  INSTRUCTIONS          __________________________________________________________________________________________________________


K. STATEMENT OF         This Certificate / / WILL / / WILL NOT replace in whole or in part an existing life insurance or annuity
  PARTICIPANT           contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)
                        ___________________________________________________              ________________________________________
                                            COMPANY NAME                                               CONTRACT NUMBER

                        I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company. I
                        VERIFY MY UNDERSTANDING THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT OPTIONS
                        ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT THE VALUE OF PURCHASE PAYMENTS
                        DIRECTED INTO THE MULTI-YEAR FIXED ACCOUNT OPTIONS, IF PREMATURELY WITHDRAWN, MAY BE SUBJECT TO A MARKET
                        VALUE ADJUSTMENT, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN THE VALUE OF SUCH AMOUNTS. I
                        ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR SEASONS VARIABLE ANNUITY, SEASONS SERIES TRUST,
                        VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II. I HAVE READ THEM CAREFULLY AND
                        UNDERSTAND THEIR CONTENTS.

                        Signed at______________________________________________________    _______________________________________
                                              CITY                           STATE         DATE

                        _______________________________________________________________      _____________________________________
                        PARTICIPANT'S SIGNATURE                                             REGISTERED REPRESENTATIVE'S SIGNATURE

                        _______________________________________________________________
                        JOINT PARTICIPANT'S SIGNATURE(IF APPLICABLE)


L. LICENSED /           Will this Certificate replace in whole or in part any existing life insurance or annuity contract?
   REGISTERED                                                                                                      / / YES / / NO
 REPRESENTATIVE         ______________________________________________________________________________    ________________________
 INFORMATION            REPRESENTATIVE'S LAST NAME             FIRST NAME             MIDDLE INITIAL          SOC. SEC. NUMBER

                        ______________________________________________________________________________    ________________________
                        REPRESENTATIVE'S STREET ADDRESS                  CITY                 STATE               ZIP CODE

                        ______________________________   ___________________________________ _________    ________________________
                        BROKER/DEALER FIRM NAME                     REPRESENTATIVE'S TELEPHONE NO.        LICENSED AGENT ID NUMBER


                        FRAUD WARNING: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST
                        AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE
                        GUILTY OF INSURANCE FRAUD.


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                         OFFICE USE ONLY  BOX


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ANG-504 (12/97)